UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 November 6, 2018

FORESCOUT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38253	51-0406800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
190 West Tasman Drive
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 213-3191
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

On November 6, 2018, ForeScout Technologies, Inc. (“ForeScout”) entered into a Share Purchase Agreement (the “Purchase Agreement”) to acquire (the “Acquisition”) SecurityMatters B.V. (“SecurityMatters”). SecurityMatters provides organizations with device visibility, continuous network monitoring, and threat and anomaly detection specific to operational technology and industrial environments using passive collection techniques that don’t impact operations. The Acquisition has been completed and, as a result of the Acquisition, SecurityMatters has become a wholly owned subsidiary of ForeScout.

Under the terms of the Purchase Agreement, ForeScout has paid $113,250,000 in cash, subject to certain customary closing adjustments, in exchange for all of the capital stock, options and other rights to acquire or receive capital stock of SecurityMatters. Certain portions of the consideration for the acquisition have been held in escrow to secure the indemnification obligations of SecurityMatters’ stockholders and to secure certain closing adjustments. In addition, portions of the consideration are subject to a holdback to be released by ForeScout over the course of two years following the closing of the Acquisition, subject to a key employee continuing to provide services to SecurityMatters.

The Purchase Agreement contains customary representations, warranties and covenants of SecurityMatters and ForeScout.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which will be attached as an exhibit to ForeScout’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

On November 8, 2018, ForeScout issued a press release announcing its acquisition of SecurityMatters. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On November 7, 2018, ForeScout completed the Acquisition. The disclosure set forth in Item 1.01 are incorporated by reference into this Item 2.01.

Item 2.02    Results of Operations and Financial Condition.

On November 8, 2018, ForeScout issued a press release announcing its financial results for the third quarter ended September 30, 2018. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information set forth under this Item 2.02 and in the accompanying Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the closing of the Acquisition.

Forward-Looking Statements

Statements in this communication and exhibits included herewith may contain forward-looking statements that involve risks and uncertainties, including statements regarding our financial outlook for the fourth quarter of 2018 and fiscal year 2018, our markets and demand for our products as well as our growth prospects, our market opportunity and goals and expectations for our partnerships and product integrations and product enhancements in the operational technology market resulting from the acquisition of SecurityMatters. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the evolution of the cyberthreat landscape facing enterprises in the United States and other countries; developments and trends in the domestic and international markets for network security products; our growth in international markets; our expectations concerning the productivity of our expanding sales force as our sales representatives become more seasoned; our plans to attract new customers, retain existing customers and increase our annual revenue; fluctuations in our quarterly results of operations and other operating measures; increasing competition; new integrations to the ForeScout platform; the receipt of product certifications and the importance of such certifications for government buyers and contractors; the ability of ForeScout to successfully integrate SecurityMatters and to achieve anticipated benefits to our product, business and growth in the operational technology market following our acquisition of SecurityMatters; general economic, market and business conditions and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on August 9, 2018, and which should be read in conjunction with our financial results and forward-looking statements, and is available on the SEC filings section of the Investor Relations page of our website at https://investors.forescout.com/. Additional information will also be set forth in ForeScout’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. All forward-looking statements in this communication are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release dated November 8, 2018 (regarding acquisition of SecurityMatters)
99.2	Press release dated November 8, 2018 (regarding financial results for the third quarter ended September 30, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESCOUT TECHNOLOGIES, INC.

Date: November 8, 2018	By:	/s/ Darren J. Milliken
Darren J. Milliken Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer